SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 2O549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     January 5, 1999 (January 4, 1999)

                                   ----------

                             DOUGHTIE'S FOODS, INC.
             (Exact name of Registrant as specified in its charter)


          VIRGINIA                     0-7166                   54-0903892
(State or other jurisdiction         (Commission             (I.R.S. employer
     of incorporation)               File Number)         identification number)


                 2410 WESLEY STREET, PORTSMOUTH, VIRGINIA 23707
                    (Address of principal executive offices)

                                 (757) 393-6007
              (Registrant's telephone number, including area code)


                        ---------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5. Other Events
-----------------------

On January 4, 1999, the Registrant announced that its Board of Directors has engaged the investment banking firm of Mann, Armistead & Epperson, Ltd., Richmond, Virginia, for the purpose of attempting to maximize shareholder value, and has directed Mann, Armistead & Epperson to examine the Registrant's options, including the possibility of a sale of the Company. In this connection, on January 4, 1999, the Registrant issued a Press Release entitled, "Doughtie's Announces Engagement of Financial Advisor," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

(C). Exhibits

     99.1 Press Release issued by Doughtie's Foods, Inc. dated January 4, 1999, entitled, "Doughtie's Announces Engagement of Financial Advisor."

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               DOUGHTIE'S FOODS, INC.
                               ----------------------
                                    Registrant



                            /s/ Marion S. Whitfield, Jr.
                               ----------------------
January 5, 1999             By: Marion S. Whitfield, Jr.
                                Senior Vice President